SECOND AMENDMENT AGREEMENT
                           --------------------------

      THIS SECOND AMENDMENT AGREEMENT (this "Amendment"), dated as of June 15, 1998, is among RENAISSANCERE HOLDINGS LTD. (the "Borrower"), the Lenders listed on the signature pages hereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as Administrative Agent for the Lenders;

                              W I T N E S S E T H:

      WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Credit Agreement dated as of December 12, 1996, as amended to date (the "Credit Agreement");

      WHEREAS, the parties hereto wish to amend the Credit Agreement as hereinafter set forth;

      NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

      Section 1.. Credit Agreement Definitions Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

      Section 2.. Amendments To Credit Agreement. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

            2.1. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is amended as follows:

            (a) The definition of "Catastrophe Bonds" is amended in its entirety to read as follows:

                  "Catastrophe Bonds means (a) any note, bond or other Debt
            instrument or agreement which has a catastrophe risk feature linked to payments thereunder and (b) any equity interest in a Person that is not a Subsidiary controlled, directly or indirectly, by the Borrower for the sole purpose of investing in Debt of the type described in clause (a), which, in the case of Catastrophe Bonds purchased by the Borrower or any of its Subsidiaries, are purchased in accordance with its customary reinsurance underwriting procedures."

            (b) Clause (c) of the definition of "Change in Control" is amended in its entirety to read as follows:

                  "(c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by the Board of Directors or whose nomination by the stockholders of the Borrower was approved by a vote of the directors of the Borrower then still in office who are either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's Board of Directors then in office."

            (c) The definition of "Debt" is amended as follows:

                  (i) Clause (a) is amended by inserting the following at the end thereof:

                        "(including, without limitation, any such obligation
                  issued by such Person that qualify as Catastrophe Bonds described in clause (a) of the definition thereof net of any escrow established (whether directly or to secure any letter of credit issued to back such Catastrophe Bonds) in connection with such Catastrophe Bonds)"

                  (ii) Clause (e) is amended by inserting following the word
            "all" and before the words "Hedging Obligations" the word "net";

                  (iii) Clause (h) is amended by inserting the following at the end thereof:

                        "(it being understood that if such Person has not
                  assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such person in connection therewith shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such person securing such Debt);"

                  (iv) Clause (i) is amended by inserting the following at the end thereof:

                        "unless such Debt is nonrecourse to such Person".

            (d) The definition of "Hedging Obligations" is amended by inserting following the words "other than Reinsurance Agreements" the words "and Catastrophe Bonds".

            (e) Clause (b) of the definition of "Net Debt Proceeds" is amended by inserting the following at the end thereof:

                        "and any escrows established (whether directly or to
                  secure any letter of credit issued to back such Catastrophe Bonds) to support or in connection with the issuance of Catastrophe Bonds"

            (f) The following new definition is inserted in Section 1.1 in its proper alphabetical order:

                        "Renaissance U.S. Credit Agreement" means any credit
                  agreement entered into by Renaissance U.S. Holdings, Inc. with various financial


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

                  institutions and Bank of America National Trust and Savings Association, as administrative agent.

            2.2. Amendment to Section 5.1. Section 5.1(e) is amended as follows:

            (a) Subclause (i) is amended in its entirety to read as follows:

            "Promptly after completion of each such item but in no event later than the 95th day after the close of each Fiscal Year of the Borrower, a copy of the Borrower's business plan;"

            (b) Subclause (iv) is amended by inserting the words "or any Insurance Subsidiary" following the words "the Borrower" each time it appears in such subclause (iv).

            (c) Subclause (v) is amended by inserting the following at the end thereof: "or any Insurance Subsidiary".

            (d) Subclause (vi) is amended by inserting following the words "and its" and before the words "Subsidiaries" the word "Insurance".

            (e) Clause (h)(ii) and (iii) are deleted and the following inserted therefor:

                  "(ii) an ERISA Event; and"

      and subclauses (iv) and (v) are renumbered (iii) and (iv) respectively.

            2.3. Amendment to Section 5.3. Section 5.3(a) of the Credit Agreement is amended in its entirety to read as follows:

            (a) Maintain, and cause each of its Subsidiaries to maintain, materially complete and accurate books and records in accordance with GAAP and in addition, with respect to each Insurance Subsidiary, SAP,

            2.4. Amendment to Section 5.10. Section 5.10 of the Credit Agreement is amended by inserting the following at the end thereof: "; provided, however Nobel Insurance Company may cede its casualty business to American Re-Insurance Company and/or Inter-Ocean Reinsurance Company Ltd.

            2.5. Amendment to Section 6.4. Section 6.4 of the Credit Agreement is amended in its entirety to read as follows:

                  "Section 6.4 Regulations U and X. Not, and not permit any of its Subsidiaries to, hold margin stock (as such term is defined in Regulation U of the FRB) having a value in excess of 20% of the value of the assets of the Borrower and its Subsidiaries taken as a whole after taking into account the application of the proceeds of the Loans.


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


            2.6. Amendment to Section 6.7. Section 6.7 of the Credit Agreement is amended as follows:

            (a) Clause (ii) is amended in its entirety to read as follows:

                  "(ii) easements, party wall agreements, rights of way,
            restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary course of the business of the Borrower and its Subsidiaries taken as a whole;"

            (b) Clause (iv) is amended by inserting the following at the end thereof:

                  "and Liens pursuant to letters of credit or other security arrangements in connection with such insurance or benefits,"

            (c) Clause (v) is amended by inserting between the words "materialmen's" and the words "and other" the words ", landlord liens".

            (d) The following new subclauses (viii), (ix) and (x) are inserted at the end of subclause (vii) and before the words "provided however":

                  (viii) attachments, judgments and other similar Liens for sums not exceeding $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights);

                  (ix) attachments, judgments and other similar Liens for sums of $5,000,000 or more (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off;

                  (x) Liens on assets acquired by Renaissance U.S. Holdings, Inc. from Nobel Insurance Limited outstanding on the date of such acquisition and extensions, renewals or replacements thereof but only if the principal amount of Debt secured thereby immediately prior to such extension, renewal or replacement is not increased and such Lien is not extended to any other property;

            2.7. Section 6.8. Section 6.8 of the Credit Agreement is amended by inserting the following at the end thereof:

                  "and restrictions imposed by the Renaissance U.S. Credit Agreement."


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


            2.8. Amendment to Section 7.1. Section 7.1 of the Credit Agreement is amended as follows:

            (a) Clause (d) is amended by inserting following the words "lease obligation" and before the parenthetical, the words "of $5,000,000 or more".

            (b) Clause (j) is amended by deleting the word "material" at the end thereof and inserting "$5,000,000 or more" therefor.

      Section 3.. Representation And Warranties. In order to induce the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders and to the Administrative Agent that:

            (a) No Event of Default or Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

            (b) the warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct as of the date hereof, with the same effect as though made on such date; provided that (i) with respect to clause (a) of Section 4.2, the reference to "1995 Fiscal Year" therein shall instead be a reference to "1996 Fiscal Year" and (ii) with respect to clause (a) of Section 4.3, the reference to "December 31, 1996" shall instead be a reference to "December 31, 1997" and the reference to the nine months ended September 30, 1996 shall instead be a reference to "the three months ended March 31, 1998".

      Section 4. Conditions to Effectiveness. The Amendment set forth in Section 2 hereof shall become effective on the date (the "Second Amendment Effective Date") when the Administrative Agent shall have received all of the following, each in form and substance satisfactory to the Administrative Agent:

            (a) eight counterparts of this Amendment executed by the Borrower and the Required Lenders;

            (b) a certificate of an authorized officer of the Borrower as to the satisfaction of the conditions set forth in Section 3 of this Amendment; and

            (c) such other documents as the Administrative Agent or any Lender may reasonably request.

      Section 5. Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any other Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement, is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

      Section 6. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and


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each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

      Section 7. Governing Law; Entire Agreement. This Amendment shall be deemed a contract made under and governed by the laws of the State of Illinois, without giving effect to conflicts of laws principles. This agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.

      Section 8. Loan Document. This Amendment is a Loan Document.


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


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              RENAISSANCERE HOLDINGS LTD.

                              By:
                                 -----------------------------------------------
                              Title:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Administrative Agent and Lender

                              By:
                                 -----------------------------------------------
                              Title:

                              FLEET NATIONAL BANK

                              By:
                                 -----------------------------------------------
                              Title:

                              MELLON BANK, N.A.

                              By:
                                 -----------------------------------------------
                              Title:

                              THE BANK OF N.T. BUTTERFIELD & SON LIMITED

                              By:
                                 -----------------------------------------------
                              Title:

                              BANK OF MONTREAL

                              By:
                                 -----------------------------------------------
                              Title:


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


                              DEUTSCHE BANK AG, New York and/or
                              Cayman Islands Branch

                              By:
                                 -----------------------------------------------
                              Title:

                              By:
                                 -----------------------------------------------
                              Title:

                              BANK OF BERMUDA

                              By:
                                 -----------------------------------------------
                              Title:


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